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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         August 22, 1997
                                                 ------------------------------



                                     ECOLAB INC.
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                (Exact name of registrant as specified in its charter)



         Delaware                    1-9328                 41-0231510
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(State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)         File Number)        Identification No.)




   Ecolab Center, 370 N. Wabasha, St. Paul, Minnesota         55102
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    (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, include area code:          612-293-2233
                                                 ------------------------------


                                   (Not applicable)
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           (Former name or former address, if changed from last report.)


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Item 5.  OTHER EVENTS.

    On August 22, 1997, Ecolab Inc. (the "Corporation") announced that an Australian subsidiary of the Corporation has acquired a 14.9% stake in Gibson Chemical Industries Limited of Melbourne, Victoria, Australia ("Gibson"). Gibson is a manufacturer and marketer of cleaning and sanitizing products for the institutional, healthcare and industrial markets.

    A copy of the News Release issued by the Corporation on August 22, 1997 is attached as Exhibit (99).


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              (99) Ecolab News Release dated August 22, 1997.


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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ECOLAB INC.



                                  By: /s/Kenneth A. Iverson
                                     --------------------------------
                                          Kenneth A. Iverson
                                          Vice President and Secretary


Date:    August 22, 1997



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                                    EXHIBIT INDEX


      EXHIBIT NO.       DESCRIPTION              METHOD OF FILING
      -----------       -----------              ----------------

         (99)           Ecolab News Release      Filed herewith electronically
                        dated August 22, 1997.


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